Exhibit 10.1

FOURTH AMENDMENT TO THE AMENDED AND RESTATED MASTER LOAN AND

SECURITY AGREEMENT

AND

FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AGREEMENT

This FOURTH AMENDMENT (the “Amendment”) to the AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AGREEMENT is entered into this 30th day of June, 2005, between NEWTEK SMALL BUSINESS FINANCE, INC., a New York corporation (the “Borrower”) and DB STRUCTURED PRODUCTS, INC., a Delaware corporation (the “Lender”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower and Lender entered into the Amended and Restated Master Loan and Security Agreement, dated as of December 31, 2002 (as amended, restated or otherwise modified and in effect from time to time, the “Loan Agreement”) for the purpose of providing the Borrower with revolving credit loans to finance certain SBA Loans to be originated by Borrower;

WHEREAS, Newtek Business Services, Inc. (“Newtek”) entered into the Amended and Restated Guaranty Agreement, dated as of June 22, 2004 (as amended, restated or otherwise modified and in effect from time to time, the “Guaranty”), to guaranty the Guaranteed Obligations (as defined therein) pursuant to the terms of the Guaranty;

WHEREAS, the Borrower entered into a Preferred Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of December 31, 2002, with Global Alliance Financial Company, LLC, pursuant to which, among other things, the Borrower issued to Global Alliance Financial Company, LLC one million five hundred thousand (1,500,000) shares of Series A Preferred Stock (the “Securities”);

WHEREAS, pursuant to a letter agreement, dated March 7, 2003, the Lender confirmed, and the Borrower affirmed, that the Securities were issued to Lender and that all references to Global Alliance Financial Company, LLC in the Stock Purchase Agreement shall refer to Lender;

WHEREAS, Section 11.04 of the Loan Agreement permits the Borrower and the Lender to amend the Loan Agreement from time to time pursuant to the conditions set forth therein; and

WHEREAS, the parties hereto desire to enter into this Amendment to amend the Loan Agreement and the Guaranty as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments to Loan Agreement.

A.	Section 1.01 of the Loan Agreement is hereby amended by striking the definition of “Termination Date” in its entirety and substituting in lieu thereof the following new definition in the appropriate alphabetical order:

“Termination Date” shall mean September 30, 2005 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.”

B.	Section 1.01 of the Loan Agreement is hereby amended by inserting the following definitions in the correct alphabetical order:

“Extension Fees” shall have the meaning assigned to it in Section 7.32 hereof.

“First Extension Fee” shall have the meaning assigned to it in Section 7.32 hereof.

“Fourth Amendment” shall mean that certain Fourth Amendment to Amended and Restated Master Loan and Security Agreement, dated as of June 30, 2005, between Borrower and Lender.”

“Fourth Amendment Effective Date” shall mean the date on which all of the conditions precedent to the effectiveness of the Fourth Amendment have been satisfied.”

“Redemption Amount” shall have the meaning assigned to it in Section 7.33 hereof.

“Second Extension Fee” shall have the meaning assigned to it in Section 7.32 hereof.

“Securities” shall mean the 1,500,000 shares of Series A Preferred Stock of Borrower issued by Borrower in favor of Lender pursuant to that certain Preferred Stock Purchase Agreement, dated as of December 31, 2002 (as amended and in effect from time to time) [and evidenced by Stock Certificate Number         ].

“Third Extension Fee” shall have the meaning assigned to it in Section 7.32 hereof.

C.	Section 7 of the Loan Agreement is hereby amended by adding the following new Section 7.32, Section 7.33, Section 7.34 and Section 7.35 in the correct numerical order:

“7.32 Extension Fee. Borrower shall pay, in immediately available funds, extension fees as follows: (i) $40,000 which shall be fully earned and payable on June 30, 2005 (the “First Extension Fee”); (ii) $50,000 which shall be fully earned and payable on August 1, 2005 (the “Second Extension Fee”); and (c) $60,000 which shall be fully earned and payable on September 1, 2005 (the “Third Extension Fee and, collectively, with the First Extension Fee and the Second Extension Fee, the “Extension Fees”). For the avoidance of doubt, if (a) no Advance is outstanding as of, and Borrower has indefeasibly paid in full in cash all of the Secured Obligations on or before, June 30, 2005, then Borrower shall not be obligated to pay the First Extension Fee, Second Extension Fee and the Third Extension Fee; (b) no Advance is outstanding as of, and Borrower has indefeasibly paid in full in cash all of the Secured Obligations on or before, August 1, 2005, then Borrower shall not be obligated to pay the Second Extension Fee and the Third Extension Fee; or (c) no Advance is outstanding as of, and Borrower has indefeasibly paid in full in cash all of the Secured Obligations on or before, September 1, 2005, then Borrower shall not be obligated to pay the Third Extension Fee. Notwithstanding the provisions of the preceding sentence or any other provision hereof, if Borrower fails to pay any Extension Fee on or before the date it becomes due, then all remaining Extension Fees shall, upon such failure, be fully earned and immediately due and payable. In addition, Borrower acknowledges that each of the Extension Fees shall be a Secured Obligation.”

“7.33 Redemption of Securities. Borrower shall redeem the Securities from Lender for a redemption amount equal to $1,500,000 in immediately available funds (the “Redemption Amount”) on the earlier of (i) June 30, 2005 and (ii) the date on which both Borrower, Newtek and Lender have executed the Fourth Amendment and the SBA has approved this Amendment.”

“7.34 Collateral Audit. Borrower will cooperate fully with, and pay the costs of, an independent firm designated by Lender to review and analyze SBA Loans, SBA Loan Files, SBA Loan Schedules, SBA Loan Tapes, related documents and material, and Borrower’s origination and servicing practices (the “Collateral Review”), such Collateral Review shall be completed on or before 5 p.m., August 15, 2005. Notwithstanding the foregoing, the Agent may accept, in the Agent’s sole and absolute discretion, copies of a Collateral Review conducted by an independent third-party in lieu of the aforementioned Collateral Review to be conducted for and on behalf of the Lender as provided herein; provided, however, for purposes of satisfying the requirements under this Section 7.34, (i) such Collateral Review, and the scope, form, substance, methodology, process and level of detail of such Collateral Review shall be in form and substance satisfactory to Lender in all respects, in Lender’s sole and absolute discretion, and (ii) the independent third-party conducting such Collateral Review shall be satisfactory to the Lender, in the Lender’s sole and absolute discretion.”

“7.35 Reaffirmation of Release. On or before the next Business Day after receiving the SBA’s approval of the Fourth Amendment and the transactions contemplated therein, a duly authorized officer of Borrower shall execute and deliver to Lender the Reaffirmation of Release Letter in the form attached to the Fourth Amendment as Exhibit A (“Reaffirmation of Release Letter”).”

D.	Section 8(b) of the Loan Agreement is hereby amended by striking paragraph (b) in its entirety and substituting in lieu thereof the following:

“(b) (i) Borrower shall fail to pay (a) any of the Extension Fees on the payment date therefor as set forth in Section 7.32 hereof or (b) the Redemption Amount on the payment date therefor as set forth in Section 7.33 hereof; or (ii) Borrower or Guarantor shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for two (2) Business Days;”

(e) Section 8(d) of the Loan Agreement is hereby amended by (I) deleting the reference to “7.30 or 7.31” in clause (i) thereof and substituting in lieu thereof the reference “7.30, 7.31, 7.34 or 7.35”; and (II) deleting clause (ii) thereof in its entirety and substituting in lieu thereof the following: “(ii) Borrower shall fail to be bound by the release provided for in the Third Amendment or the Fourth Amendment or in the Reaffirmation of Release Letters delivered pursuant to the Third Amendment or Fourth Amendment, in each case as applicable, in any manner whatsoever;”.

(f) Section 8(r) of the Loan Agreement is hereby by amended by deleting clause (ii) thereof in its entirety and substituting in lieu thereof the following: “Newtek, for itself and on behalf of its predecessors, successors or assigns, shall fail to deliver the Reaffirmation of Release Letters required pursuant to the Third Amendment or the Fourth Amendment and the Newtek Guaranty or shall otherwise fail to be bound by the release provided for in the Third Amendment or the Fourth Amendment or in such Reaffirmation of Release Letters, in each case as applicable, in any manner whatsoever; or”.

2.	Amendment to Guaranty. Section 8.08 of the Guaranty is hereby amended by deleting such Section 8.08 in its entirety and substituting in lieu therof the following new Section 8.08 in the appropriate numerical order:

“8.08 Reaffirmation of Release. On or before the next Business Day after receiving the SBA’s approval of the Fourth Amendment and the transactions contemplated therein, a duly authorized officer of Guarantor shall execute and deliver to Lender the Reaffirmation of Release Letter in the form attached to the Fourth Amendment as Exhibit A (“Reaffirmation of Release Letter”).”

3.	Representations and Warranties. The Borrower and Newtek each hereby represents and warrants to the Lender as follows:

(a) Representations and Warranties. The representations and warranties of the Borrower and Newtek, as applicable, contained in the Loan Agreement, Guaranty and the other Loan Documents were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated by the Loan Agreement and the other Loan Documents or to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Loan Agreement, Guaranty and the other Loan Documents, and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Loan Agreement and Guaranty each shall, together with this Amendment, be read and construed as a single agreement. All references to the Loan Agreement and Guaranty in the Loan Agreement, the Guaranty, the Loan Documents or any related agreement or instrument shall hereafter refer to the Loan Agreement and Guaranty, as applicable, as amended hereby.

(c) Authority, Etc. The execution and delivery by the Borrower and Newtek of this Amendment and the performance by the Borrower and Newtek of all of its agreements and obligations under the Loan Agreement and Guaranty as amended hereby and the other Loan

Documents are within the corporate authority of the Borrower and Newtek, as applicable, and have been duly authorized by all necessary corporate action on the part of the Borrower and Newtek, as applicable.

(d) Enforceability of Obligations. This Amendment, the Loan Agreement and Guaranty as amended hereby and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and Newtek enforceable against the Borrower and Newtek in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(e) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

4.	No Other Amendments; Ratification of Existing Agreements, Etc.. Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement, the Guaranty and the other Loan Documents remain in full force and effect, and the Borrower and Newtek each agrees that the obligations are ratified and confirmed in all respects. Nothing contained in this Amendment shall (a) be construed to imply a willingness on the part of the Lender to grant any similar or other future amendment of any of the terms and conditions of the Loan Agreement, Guaranty or the other Loan Documents or (b) in any way prejudice, impair or effect any rights or remedies of the Lender under the Loan Agreement, the Guaranty or the other Loan Documents. In addition, by the execution of this Amendment, the Borrower and Newtek each represents and warrants that no counterclaim, right of set-off or recoupment or defense of any kind exists or is outstanding with respect to such obligations. If any such counterclaim, right of set-off or recoupment or defense of any kind exists or is outstanding as of the Fourth Amendment Effective Date, the Borrower and Newtek each hereby waives such counterclaim, right of set-off or recoupment or defense.

5.	Conditions to Effectiveness. This Amendment shall be effective upon the satisfaction of the each of the following conditions precedent:

(a) Each of Borrower and Newtek shall have duly executed and delivered a counterpart of this Amendment to Lender.

(b) Lender shall have received from each of Borrower and Newtek, copies, certified by a duly authorized officer of the Borrower and Newtek, as applicable, to be true and complete, of the records of all corporate action taken by the Borrower and Newtek, as applicable, to authorize (i) the Borrower’s and Newtek’s execution and delivery of this Amendment, (ii) the Borrower’s and Newtek’s performance of all of its agreements and obligations under this Amendment and (iii) the Borrower’s and Newtek’s performance in respect of the Release provided for herein, in each case in form and substance satisfactory to Lender.

(c) Payment of Redemption Amount as and when required pursuant to Section 1.(c) above.

(d) Lender shall have received from counsel to the Borrower and Newtek, a legal opinion in form and substance reasonably satisfactory to Lender.

(e) Borrower shall have paid all unpaid fees and expenses of counsel to Lender, including, without limitation, Bingham McCutchen LLP, each to the extent that copies of invoices for such fees and expenses have been delivered to the Borrower.

(f) Borrower shall have delivered to Lender evidence satisfactory to Lender that the SBA has approved this Amendment.

6.	Acknowledgment of No Further Extension. Borrower acknowledges that (i) Lender is granting Borrower the extension contained herein at Borrower’s request, (ii) Lender has advised Borrower that it is granting such extension to Borrower reluctantly and with reliance upon Borrower having advised Lender that Borrower will be successful in its efforts to obtain take out financing that will enable Borrower to pay all of Borrower’s indebtedness to Lender under the Loan Agreement in full in cash on or before September 30, 2005, (iii) Lender has no current intention of consenting to any further extensions of the Termination Date beyond September 30, 2005, and (iv) that Borrower shall conduct its business and affairs with the knowledge that the Borrower cannot anticipate further extensions of the Termination Date.

7.	Governing Law, Waiver of Trial by Jury and Certain Other Rights. THIS AMENDMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH PARTY HEREBY KNOWINGLY, VOLUNTARY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AMENDMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN CONNECTION WITH ANY ISSUE OR CONTROVERSY ARISING IN RELATION TO THIS AMENDMENT, THE PARTIES CONSENT TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND FURTHER CONSENT THAT ANY PROCESS OR NOTICE OR OTHER APPLICATION TO ANY COURT OR ANY JUDGMENT THEREOF MAY BE SERVED WITHIN OR WITHOUT THE STATE OF NEW YORK, BY CERTIFIED MAIL OR PERSONAL SERVICE, TO THE NOTICE ADDRESS HEREIN PROVIDED, SO LONG AS A REASONABLE TIME FOR APPEARANCE IS ALLOWED.

8.	RELEASE AND REAFFIRMATION OF RELEASE. FOR GOOD AND VALUABLE CONSIDERATION, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED AND CONFIRMED, EFFECTIVE UPON THE DATE THIS AMENDMENT IS EXECUTED, EACH OF BORROWER AND NEWTEK, FOR ITSELF AND ITS PREDECESSORS, SUCCESSORS AND ASSIGNS, HEREBY FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND OTHER LIABILITIES, WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, NOW EXISTING, IN LAW OR EQUITY OR OTHERWISE THAT THE BORROWER OR NEWTEK MAY HAVE AGAINST THE LENDER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS, PARTNERS, MEMBERS, SHAREHOLDERS AND AFFILIATES OF LENDER BASED ON OR ARISING OUT OF THE LOAN AGREEMENT, THE GUARANTY, THE ADMINISTRATION OR ENFORCEMENT THEREOF, AND THE NEGOTIATION OF, AND THE PREPARATION OF ANY DEFINITIVE DOCUMENTATION IN ANTICIPATION OF, THIS AMENDMENT.

THE RELEASE PROVIDED IN THIS SECTION 8 SHALL SURVIVE THE TERMINATION OF THE LOAN AGREEMENT, GUARANTY AND EACH LOAN DOCUMENT.

THE FAILURE OF THE BORROWER AND NEWTEK, FOR ITSELF AND ITS PREDECESSORS, SUCCESSORS AND ASSIGNS, TO DELIVER THE REAFFIRMATION OF RELEASE LETTER ATTACHED HERETO AS EXHIBIT A WITHIN ONE BUSINESS DAY OF APPROVAL OF THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY THE SBA SHALL BE AN AUTOMATIC EVENT OF DEFAULT.

9.	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Newtek and the Lender, and their respective successors and assigns.

10.	Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto in connection with amending the Loan Agreement as provided herein and supersedes all prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Amendment.

11.	Severability. In case any one or more of the provisions contained in this Amendment or the Loan Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

13.	Facsimile Execution. Facsimile signatures on counterparts of this Amendment are hereby authorized and shall be acknowledged as if such facsimile signatures were an original execution, and this Amendment shall be deemed as executed when an executed facsimile hereof is transmitted by a Party to any other Party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower and Lender have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

(i)	BORROWER:
NEWTEK SMALL BUSINESS FINANCE, INC.

By:	/s/ Peter Downs
Name:	Peter Downs
Title:	President

(ii)	NEWTEK:
NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chairman & Chief Executive Officer

(b)

(c)	LENDER:
DB STRUCTURED PRODUCTS, INC.

By:	/s/ Elizabeth A. Whalen
Name:	Elizabeth A. Whalen
Title:	Director

By:	/s/ Sue Valenti
Name:	Sue Valenti
Title:	Director

EXHIBIT A

REAFFIRMATION OF RELEASE

[Date]

DB Structured Products, Inc.

60 Wall Street, 43rd Floor

New York, New York 10005

Attention: David J. Bell, Managing Director

Re:	Newtek Small Business Finance, Inc. and Newtek Business Services, Inc.
Reaffirmation of Release Letter

Ladies and Gentlemen:

References is hereby made to that certain (i) Amended and Restated Master Loan and Security Agreement, dated as of December 31, 2002 (as amended and in effect from time to time, the “Loan Agreement”), between NEWTEK SMALL BUSINESS FINANCE, INC., a New York corporation (the “Borrower”) and DB STRUCTURED PRODUCTS, INC., a Delaware corporation (the “Lender”); (ii) Fourth Amendment to the Amended and Restated Master Loan and Security Agreement, dated as of June 30, 2005 (as amended and in effect from time to time, the “Fourth Amendment”), between the Borrower and the Lender; and (iii) Amended and Restated Guaranty, dated as of June 22, 2004 (as amended and in effect from time to time (the “Newtek Guaranty”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

Borrower and Newtek each certify that a duly authorized officer has executed and delivered this Reaffirmation of Release Letter, together with a true, accurate and complete copy of the SBA approval of the Fourth Amendment and the transactions contemplated therein, which is attached as Schedule 1 hereto, as required pursuant to Section 8 of the Fourth Amendment.

REAFFIRMATION OF RELEASE

FOR GOOD AND VALUABLE CONSIDERATION, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED AND CONFIRMED, EFFECTIVE UPON THE DATE THE SBA APPROVES THE FOURTH AMENDMENT AS INDICATED IN THE ATTACHED SBA APPROVAL DOCUMENTATION, EACH OF BORROWER AND NEWTEK, FOR ITSELF AND ITS PREDECESSORS, SUCCESSORS AND ASSIGNS, HEREBY (I) REAFFIRM THE RELEASE PROVIDED IN SECTION 8 OF THE FOURTH AMENDMENT AND (II) FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND OTHER LIABILITIES, WHETHER LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, NOW EXISTING, IN LAW OR EQUITY OR OTHERWISE THAT THE BORROWER OR NEWTEK MAY HAVE AGAINST THE LENDER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS, PARTNERS, MEMBERS, SHAREHOLDERS AND AFFILIATES OF LENDER BASED ON OR ARISING OUT OF THE LOAN AGREEMENT, THE GUARANTY, THE ADMINISTRATION OR ENFORCEMENT THEREOF, AND THE NEGOTIATION OF, AND THE PREPARATION OF ANY DEFINITIVE DOCUMENTATION IN ANTICIPATION OF, SUCH AMENDMENT.

THE RELEASE SHALL SURVIVE THE TERMINATION OF THE LOAN AGREEMENT AND EACH LOAN DOCUMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

(i)	BORROWER:
NEWTEK SMALL BUSINESS FINANCE, INC.

By:	/s/ Peter Downs
Name:	Peter Downs
Title:	President

(ii)	NEWTEK:
NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chairman & Chief Executive Officer

Schedule 1

[omitted]